FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	2	1,027,989.59	0.62	5.326	668	87.49
5.501 - 6.000	11	6,147,555.65	3.70	5.958	666	87.62
6.001 - 6.500	22	10,533,083.20	6.33	6.392	634	87.60
6.501 - 7.000	61	26,309,535.15	15.82	6.861	635	89.50
7.001 - 7.500	60	22,016,950.81	13.24	7.269	621	90.03
7.501 - 8.000	94	27,155,402.07	16.33	7.819	608	90.71
8.001 - 8.500	74	15,010,075.87	9.03	8.276	624	91.32
8.501 - 9.000	167	15,583,357.76	9.37	8.862	647	95.44
9.001 - 9.500	124	8,036,989.75	4.83	9.293	662	98.45
9.501 - 10.000	163	12,648,538.27	7.61	9.851	670	99.32
10.001 - 10.500	127	7,457,723.96	4.48	10.370	623	99.83
10.501 - 11.000	172	8,831,974.34	5.31	10.859	618	99.55
11.001 - 11.500	81	4,424,411.32	2.66	11.191	619	98.80
11.501 - 12.000	27	606,069.91	0.36	11.892	615	97.35
12.001 - 12.500	32	439,690.08	0.26	12.299	623	94.75
12.501 - 13.000	3	37,707.41	0.02	12.929	625	90.03
13.001 - 13.500	2	24,095.53	0.01	13.250	649	92.82

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

Min: 5.150
Max: 13.250
Weighted Average: 8.179

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	411	11,852,347.10	7.13	10.263	639	99.27
50,000.01 - 100,000.00	390	28,402,647.19	17.08	9.662	639	97.36
100,000.01 - 150,000.00	150	17,893,636.19	10.76	9.281	642	96.15
150,000.01 - 200,000.00	56	9,675,105.57	5.82	8.542	622	92.94
200,000.01 - 250,000.00	25	5,489,472.41	3.30	7.775	618	90.54
250,000.01 - 300,000.00	17	4,728,302.17	2.84	8.063	622	91.54
300,000.01 - 350,000.00	13	4,177,959.29	2.51	7.555	658	92.36
350,000.01 - 400,000.00	24	8,975,890.44	5.40	7.411	662	93.50
400,000.01 - 450,000.00	25	10,689,818.33	6.43	7.373	637	91.35
450,000.01 - 500,000.00	26	12,558,677.77	7.55	7.250	643	89.92
500,000.01 - 550,000.00	26	13,680,728.73	8.23	6.976	631	88.81
550,000.01 - 600,000.00	21	12,072,013.96	7.26	7.115	612	88.65
600,000.01 - 650,000.00	11	6,880,241.61	4.14	6.722	622	88.45
650,000.01 - 700,000.00	9	6,026,298.27	3.62	7.440	620	89.32
700,000.01 - 750,000.00	18	13,188,011.64	7.93	7.139	604	88.69

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

Min: $4,928.22
Max: $749,030.38
Average: $136,081.14

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	329	95,245,965.64	57.28	7.470	622	89.79
Fixed 30 yr	700	51,312,186.22	30.86	9.709	653	98.64
ARM 2/28 - IO	33	14,941,118.00	8.98	7.030	621	90.67
Fixed 15 yr	64	1,416,795.28	0.85	10.706	631	98.17
ARM 3/27	4	882,473.71	0.53	8.194	602	90.91
ARM 3/27 - IO	2	872,000.00	0.52	6.351	751	92.34
Fixed 10 yr	61	852,319.42	0.51	11.238	634	94.64
Fixed 20 yr	19	666,445.29	0.40	9.980	629	99.41
Fixed 5 yr	10	101,847.11	0.06	11.921	655	93.75

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	368	111,941,557.35	67.32	7.408	623	89.93
Fixed	854	54,349,593.32	32.68	9.766	652	98.56

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	1,222	166,291,150.67	100.00	8.179	632	92.75

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	510	67,743,625.87	40.74	8.328	632	93.15
2	668	86,406,152.74	51.96	8.186	634	92.73
3	42	11,136,296.47	6.70	7.288	619	90.87
5	2	1,005,075.59	0.60	7.373	629	89.47

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

Min: 1
Max: 5
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	381	116,775,211.62	70.22	7.389	624	89.94
2	841	49,515,939.05	29.78	10.042	651	99.40

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	98	27,266,527.00	16.40	7.307	598	84.56
85.01 - 90.00	237	71,814,302.85	43.19	7.342	627	89.90
90.01 - 95.00	122	10,766,073.83	6.47	8.251	642	94.74
95.01 - 100.00	765	56,444,246.99	33.94	9.651	654	99.96

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

Min: 80.23
Max: 100.00
Weighted Average: 92.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	2	839,959.81	0.51	8.085	508	87.65
520 - 539	15	3,619,426.56	2.18	7.914	531	84.57
540 - 559	49	9,358,301.24	5.63	7.680	551	89.12
560 - 579	64	13,123,926.77	7.89	7.854	570	89.00
580 - 599	131	20,303,621.19	12.21	7.920	590	90.31
600 - 619	214	25,686,065.43	15.45	8.496	609	93.03
620 - 639	218	24,717,075.89	14.86	8.563	629	93.74
640 - 659	188	19,406,249.26	11.67	8.607	649	95.31
660 - 679	111	16,368,424.95	9.84	7.866	669	93.83
680 - 699	97	11,825,440.71	7.11	8.277	688	95.82
700 - 719	58	10,502,231.98	6.32	7.915	709	94.84
720 - 739	36	5,070,151.45	3.05	7.603	730	93.29
740 - 759	21	2,607,418.68	1.57	8.468	747	95.98
760 - 779	11	2,419,475.19	1.45	7.312	769	91.49
780 - 799	7	443,381.56	0.27	8.853	786	96.75

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

Min: 508
Max: 795
NZ Weighted Average: 632

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	892	94,743,885.92	56.97	8.639	644	94.81
Cashout Refi	323	70,178,213.46	42.20	7.562	617	90.06
Rate/Term Refi	7	1,369,051.29	0.82	7.933	552	88.68

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,007	132,099,426.04	79.44	8.214	627	92.62
Duplex	124	22,986,894.74	13.82	8.008	653	93.24
Condo	82	8,452,537.34	5.08	8.571	635	94.47
3-4 Family	9	2,752,292.55	1.66	6.711	687	90.05

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	854	105,904,629.88	63.69	8.048	621	92.24
Stated	346	54,417,865.28	32.72	8.490	657	93.96
Limited	22	5,968,655.51	3.59	7.662	604	90.87

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,104	148,898,397.08	89.54	8.244	629	93.18
Non-Owner Occupied	114	16,146,324.35	9.71	7.650	660	89.16
Second Home	4	1,246,429.24	0.75	7.252	616	88.85

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	22	1,732,657.94	1.04	8.930	612	93.28
Arkansas	1	32,853.27	0.02	11.125	636	100.00
California	224	50,984,346.51	30.66	7.736	631	91.70
Colorado	33	2,348,703.57	1.41	8.590	619	95.35
Connecticut	19	2,328,858.31	1.40	8.685	676	94.64
Delaware	4	157,422.79	0.09	10.661	632	100.00
District of Columbia	4	563,661.21	0.34	7.581	697	91.16
Florida	131	13,179,252.36	7.93	8.765	633	94.78
Georgia	100	8,834,792.78	5.31	8.274	610	91.72
Hawaii	16	2,068,940.66	1.24	9.442	675	97.61
Idaho	6	149,208.85	0.09	10.759	612	100.00
Illinois	86	6,471,149.57	3.89	8.950	645	93.75
Indiana	16	1,027,299.08	0.62	8.732	613	92.11
Iowa	1	27,977.03	0.02	10.375	607	100.00
Kansas	1	79,575.06	0.05	9.250	527	83.89
Kentucky	4	825,879.73	0.50	7.262	587	90.49
Maine	2	63,500.27	0.04	10.327	638	100.00
Maryland	55	6,136,117.22	3.69	8.380	639	93.13
Massachusetts	33	4,818,767.45	2.90	8.218	647	95.85
Michigan	37	2,876,919.51	1.73	8.575	601	90.70
Minnesota	2	635,971.95	0.38	7.678	650	89.06
Missouri	13	1,524,627.97	0.92	8.330	618	92.73
Nebraska	2	170,702.15	0.10	8.175	565	90.26
Nevada	16	1,780,946.03	1.07	9.299	605	95.20
New Hampshire	5	504,759.84	0.30	8.602	696	99.93
New Jersey	66	12,541,062.58	7.54	8.042	648	93.51
New Mexico	3	802,679.40	0.48	8.293	640	90.56
New York	122	22,944,742.02	13.80	8.053	656	93.63
North Carolina	15	1,230,862.63	0.74	8.304	585	90.37
Ohio	28	2,375,969.37	1.43	8.321	592	90.99
Oklahoma	2	136,196.30	0.08	8.516	591	96.00
Oregon	8	280,008.42	0.17	9.818	661	99.76
Pennsylvania	19	1,278,169.12	0.77	8.860	589	91.82
Rhode Island	3	540,418.09	0.32	7.316	649	90.98
South Carolina	9	705,477.54	0.42	8.344	602	90.03
Tennessee	11	1,582,355.79	0.95	7.399	583	86.52
Texas	15	1,368,659.13	0.82	8.514	577	91.25
Utah	5	298,753.05	0.18	7.962	571	91.20
Virginia	41	7,215,812.58	4.34	8.190	607	90.76
Washington	27	3,054,630.29	1.84	8.355	604	92.31
Wisconsin	14	591,093.23	0.36	9.597	635	95.74
Wyoming	1	19,370.02	0.01	10.990	608	95.00

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	346	40,556,125.40	24.39	8.471	636	93.67
12	189	30,608,325.47	18.41	8.086	645	92.40
24	627	88,874,087.60	53.44	8.090	626	92.55
36	60	6,252,612.20	3.76	8.002	633	91.52

Total:	1,222	166,291,150.67	100.00	8.179	632	92.75

Loans with Penalty: 75.61

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.501 - 3.000	1	529,683.99	0.47	6.990	613	90.00
4.001 - 4.500	1	511,200.00	0.46	5.150	667	90.00
4.501 - 5.000	3	1,900,073.39	1.70	5.764	621	86.71
5.001 - 5.500	13	6,257,542.66	5.59	6.125	687	87.30
5.501 - 6.000	41	19,156,004.03	17.11	6.644	627	88.35
6.001 - 6.500	73	28,183,171.37	25.18	7.101	626	89.90
6.501 - 7.000	236	55,403,881.91	49.49	8.055	611	90.90

Total: 368		111,941,557.35	100.00	7.408	623	89.93

Min: 3.000
Max: 6.990
Weighted Average (>0): 6.367

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	2	1,027,989.59	0.92	5.326	668	87.49
11.501 - 12.000	9	4,859,381.86	4.34	5.949	666	86.99
12.001 - 12.500	20	9,685,462.08	8.65	6.394	630	87.66
12.501 - 13.000	59	25,419,236.41	22.71	6.864	632	89.27
13.001 - 13.500	56	20,658,867.55	18.46	7.271	620	89.95
13.501 - 14.000	91	26,040,305.99	23.26	7.825	607	90.85
14.001 - 14.500	69	15,035,483.07	13.43	8.236	623	91.39
14.501 - 15.000	46	8,035,724.41	7.18	8.666	610	90.98
15.001 - 15.500	9	714,481.64	0.64	9.156	598	90.03
15.501 - 16.000	6	399,705.50	0.36	9.714	597	90.90
16.001 - 16.500	1	64,919.25	0.06	10.350	708	100.00

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 11.150
Max: 16.350
Weighted Average (>0): 13.419

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	2	1,027,989.59	0.92	5.326	668	87.49
5.501 - 6.000	9	4,859,381.86	4.34	5.949	666	86.99
6.001 - 6.500	20	9,685,462.08	8.65	6.394	630	87.66
6.501 - 7.000	59	25,419,236.41	22.71	6.864	632	89.27
7.001 - 7.500	58	21,111,570.41	18.86	7.268	621	90.15
7.501 - 8.000	92	26,690,381.58	23.84	7.818	607	90.68
8.001 - 8.500	68	14,645,663.73	13.08	8.271	623	91.15
8.501 - 9.000	45	7,385,648.82	6.60	8.764	610	91.61
9.001 - 9.500	8	651,598.12	0.58	9.224	588	90.03
9.501 - 10.000	6	399,705.50	0.36	9.714	597	90.90
10.001 - 10.500	1	64,919.25	0.06	10.350	708	100.00

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 5.150
Max: 10.350
Weighted Average (>0): 7.408

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-3
Friedman Bilings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	364	110,775,895.38	98.96	7.408	622	89.93
3.000	4	1,165,661.97	1.04	7.438	631	89.96

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.010

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	368	111,941,557.35	100.00	7.408	623	89.93

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 1.500
Max: 1.500
Weighted Average (>0): 1.500

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

19	2	1,005,075.59	0.90	7.373	629	89.47
21	27	10,278,410.52	9.18	7.049	617	90.15
22	191	53,417,225.31	47.72	7.340	621	89.53
23	142	45,486,372.22	40.63	7.575	623	90.30
34	3	1,002,256.20	0.90	6.618	734	92.04
35	3	752,217.51	0.67	8.158	599	91.06

Total:	368	111,941,557.35	100.00	7.408	623	89.93

Min: 19
Max: 35
Weighted Average: 22

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.